UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

GENETHERA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27237	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7577 W. 103rd Ave. Suite 212, Westminster, CO	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 439-2085

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02  APPOINTMENT OF CERTAIN OFFICERS

On November 29, 2011, the Shareholders of Applied Genetics met in Monterrey, Mexico and unanimously approved the Appointment of Dr. Antonio (Tony) Milici, Chief Executive Officer and Chairman of the Board of GeneThera Inc. (the “Registrant’), as the new Interim President of Applied Genetics.

Item  9.01 EXHIBITS

          Exhibit Number

Description

1                                Shareholders Meeting and Resolution to Appoint Dr. Tony Milici as

                                   President of Applied Genetics; and

                      2                                Press Release dated January 10, 2012 announcing Dr. Milici’s

                                                        Appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GeneThera, Inc.

a Nevada  Corporation

By:/s/ Antonio Milici

Antonio Milici, Chief Executive Officer

Date: January 10, 2012